UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV; '; '; '; High

Pool Summary	COUNT	UPB	%
Non-Conforming	294	$154,077,091.00	100.00%
Total:	294	$154,077,091.00	100.00%

Adjusted Balance: $154,077,090.65
Data as of Date: 2004-11-01
GROSS WAC: 6.5057%
NET WAC: 6.243%
% IO's: 24.42%
% SF/PUD: 88.38%
% FULL/ALT/DULP: 28.67%
% CASHOUT: 40.05%
% PURCHASE: 43.39%
% INVESTOR: 6.19%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.42%
% FICO > 679: 69.05%
% NO FICO: 0.00%
WA FICO: 707
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 13.67%
CALIFORNIA %: 42.30%
Latest Maturity Date: 20341101
Loans with Prepay Penalties: 13.67%

Product Type	COUNT	UPB	%
30 YR FXD	294	$154,077,091.00	100.00%
Total:	294	$154,077,091.00	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	20	$6,817,772.00	4.41%
$350,000.01 - $400,000.00	78	29,626,775.00	19.18
$400,000.01 - $450,000.00	46	19,716,430.00	12.76
$450,000.01 - $500,000.00	46	21,966,549.00	14.22
$500,000.01 - $550,000.00	21	11,067,000.00	7.16
$550,000.01 - $600,000.00	21	12,285,350.00	7.95
$600,000.01 - $650,000.00	28	17,795,384.00	11.52
$650,000.01 - $700,000.00	4	2,751,000.00	1.78
$700,000.01 - $750,000.00	6	4,290,750.00	2.78
$750,000.01 - $800,000.00	3	2,360,000.00	1.53
$800,000.01 - $850,000.00	1	850,000.00	0.55
$850,000.01 - $900,000.00	3	2,641,500.00	1.71
$900,000.01 - $950,000.00	1	945,000.00	0.61
$950,000.01 - $1,000,000.00	6	6,000,000.00	3.88
$1,000,000.01 >=	10	15,358,600.00	9.94
Total:	294	$154,472,110.00	100.00%
Minimum: $330,000.00
Maximum: $2,925,000.00
Average: $525,415.34

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	21	$7,150,085.00	4.64%
$350,000.01 - $400,000.00	78	29,622,819.00	19.23
$400,000.01 - $450,000.00	46	19,719,307.00	12.80
$450,000.01 - $500,000.00	45	21,454,709.00	13.92
$500,000.01 - $550,000.00	21	11,043,328.00	7.17
$550,000.01 - $600,000.00	21	12,256,996.00	7.96
$600,000.01 - $650,000.00	29	18,403,313.00	11.94
$650,000.01 - $700,000.00	3	2,093,375.00	1.36
$700,000.01 - $750,000.00	6	4,273,464.00	2.77
$750,000.01 - $800,000.00	3	2,346,305.00	1.52
$800,000.01 - $850,000.00	1	836,924.00	0.54
$850,000.01 - $900,000.00	3	2,638,142.00	1.71
$900,000.01 - $950,000.00	1	938,922.00	0.61
$950,000.01 - $1,000,000.00	6	5,983,902.00	3.88
$1,000,000.01 >=	10	15,315,501.00	9.94
Total:	294	$154,077,091.00	100.00%
Minimum: $329,372.13
Maximum: $2,905,731.17
Average: $524,071.74

Gross Rate	COUNT	UPB	%
6.001% - 6.250%	72	$33,325,938.00	21.63%
6.251% - 6.500%	154	82,374,815.00	53.46
6.501% - 6.750%	45	24,081,835.00	15.63
6.751% - 7.000%	14	7,416,273.00	4.81
7.001% - 7.250%	3	2,565,464.00	1.67
7.251% - 7.500%	3	1,593,768.00	1.03
7.501% - 7.750%	2	1,360,491.00	0.88
7.751% - 8.000%	1	1,358,507.00	0.88
Total:	294	$154,077,091.00	100.00%
Minimum: 6.125%
Maximum: 8.000%
Weighted Average: 6.506%

Net Rate	COUNT	UPB	%
5.751% - 6.000%	72	$33,325,938.00	21.63%
6.001% - 6.250%	155	83,002,005.00	53.87
6.251% - 6.500%	44	23,454,645.00	15.22
6.501% - 6.750%	14	7,416,273.00	4.81
6.751% - 7.000%	3	2,565,464.00	1.67
7.001% - 7.250%	3	1,593,768.00	1.03
7.251% - 7.500%	2	1,360,491.00	0.88
7.501% - 7.750%	1	1,358,507.00	0.88
Total:	294	$154,077,091.00	100.00%
Minimum: 5.875%
Maximum: 7.750%
Weighted Average: 6.243%

Original Term to Maturity	COUNT	UPB	%
241 - 300	1	$437,490.00	0.28%
360 - 360	293	153,639,601.00	99.72
Total:	294	$154,077,091.00	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 360

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Nov 4, 2004 13:40	Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV; '; '; '; High

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	1	$437,490.00	0.28%
301 - 359	283	149,445,251.00	96.99
360 - 360	10	4,194,350.00	2.72
Total:	294	$154,077,091.00	100.00%
Minimum: 294
Maximum: 360
Weighted Average: 356

Seasoning	COUNT	UPB	%
<= 0	10	$4,194,350.00	2.72%
1 - 1	38	18,338,442.00	11.90
2 - 2	76	35,742,695.00	23.20
3 - 3	52	28,622,345.00	18.58
4 - 4	35	18,930,445.00	12.29
5 - 5	10	5,931,945.00	3.85
6 - 6	11	5,830,263.00	3.78
7 - 12	57	34,055,079.00	22.10
13 - 24	5	2,431,527.00	1.58
Total:	294	$154,077,091.00	100.00%
Minimum: 0
Maximum: 21
Weighted Average: 4

FICO Scores	COUNT	UPB	%
580 - 589	1	$497,516.00	0.32%
590 - 599	1	395,000.00	0.26
600 - 609	1	439,583.00	0.29
610 - 619	2	1,190,286.00	0.77
620 - 629	13	6,182,322.00	4.01
630 - 639	8	4,455,411.00	2.89
640 - 649	12	6,072,272.00	3.94
650 - 659	12	5,903,527.00	3.83
660 - 669	20	12,917,882.00	8.38
670 - 679	20	9,640,332.00	6.26
680 - 689	25	14,437,997.00	9.37
690 - 699	23	12,576,918.00	8.16
700 - 709	17	8,189,334.00	5.32
710 - 719	18	8,182,839.00	5.31
720 - 729	16	7,835,440.00	5.09
730 - 739	17	9,519,863.00	6.18
740 - 749	19	8,726,327.00	5.66
750 - 759	14	9,072,969.00	5.89
760 - 769	21	11,127,837.00	7.22
770 - 779	12	5,331,927.00	3.46
780 - 789	5	2,361,805.00	1.53
790 - 799	10	5,129,414.00	3.33
800 - 809	6	3,442,568.00	2.23
820 - 829	1	447,722.00	0.29
Total:	294	$154,077,091.00	100.00%
Minimum: 589
Maximum: 826
Weighted Average: 707

Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$500,000.00	0.32%
30.001% - 35.000%	2	1,243,477.00	0.81
35.001% - 40.000%	1	726,681.00	0.47
40.001% - 45.000%	7	3,063,916.00	1.99
45.001% - 50.000%	7	4,907,505.00	3.19
50.001% - 55.000%	12	6,085,230.00	3.95
55.001% - 60.000%	26	16,470,369.00	10.69
60.001% - 65.000%	18	13,225,329.00	8.58
65.001% - 70.000%	40	22,387,321.00	14.53
70.001% - 75.000%	44	23,165,260.00	15.03
75.001% - 80.000%	120	55,735,656.00	36.17
80.001% - 85.000%	1	407,649.00	0.26
85.001% - 90.000%	11	4,628,240.00	3.00
90.001% - 95.000%	4	1,530,460.00	0.99
Total:	294	$154,077,091.00	100.00%
Minimum: 23.26%
Maximum: 95.00%
Weighted Average: 70.42%

Combined Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$500,000.00	0.32%
30.001% - 35.000%	1	452,138.00	0.29
35.001% - 40.000%	1	726,681.00	0.47
40.001% - 45.000%	5	2,258,016.00	1.47
45.001% - 50.000%	8	5,698,843.00	3.70
50.001% - 55.000%	8	4,303,638.00	2.79
55.001% - 60.000%	24	14,203,590.00	9.22
60.001% - 65.000%	17	12,801,817.00	8.31
65.001% - 70.000%	32	18,152,751.00	11.78
70.001% - 75.000%	41	22,566,225.00	14.65
75.001% - 80.000%	84	40,197,328.00	26.09
80.001% - 85.000%	5	2,048,792.00	1.33
85.001% - 90.000%	39	18,567,741.00	12.05
90.001% - 95.000%	16	6,675,216.00	4.33
95.001% - 100.000%	12	4,924,315.00	3.20
Total:	294	$154,077,091.00	100.00%
Minimum: 23.26%
Maximum: 100.00%
Weighted Average: 73.71%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Nov 4, 2004 13:40	Page 2 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV; '; '; '; High

DTI	COUNT	UPB	%
<= 0.000%	75	$38,647,876.00	25.08%
0.001% - 1.000%	1	650,000.00	0.42
1.001% - 6.000%	1	791,339.00	0.51
6.001% - 11.000%	1	487,500.00	0.32
11.001% - 16.000%	2	1,008,901.00	0.65
16.001% - 21.000%	5	2,281,404.00	1.48
21.001% - 26.000%	15	7,533,919.00	4.89
26.001% - 31.000%	20	14,057,094.00	9.12
31.001% - 36.000%	44	22,563,999.00	14.64
36.001% - 41.000%	76	40,226,319.00	26.11
41.001% - 46.000%	34	16,727,307.00	10.86
46.001% - 51.000%	16	7,489,765.00	4.86
51.001% - 56.000%	2	807,692.00	0.52
56.001% - 61.000%	2	803,975.00	0.52
Total:	294	$154,077,091.00	100.00%
Minimum: 0.000%
Maximum: 58.400%
Weighted Average: 35.798%

Geographic Concentration	COUNT	UPB	%
California	129	$65,179,456.00	42.30%
New York	48	25,943,472.00	16.84
New Jersey	23	11,151,628.00	7.24
Massachusetts	14	8,973,169.00	5.82
Arizona	10	5,519,288.00	3.58
Florida	8	4,744,898.00	3.08
Maryland	8	3,807,375.00	2.47
Connecticut	6	3,219,924.00	2.09
Hawaii	3	2,856,951.00	1.85
Illinois	6	2,837,413.00	1.84
Virginia	5	2,449,344.00	1.59
Texas	4	1,873,917.00	1.22
District Of Columbia	3	1,821,710.00	1.18
Georgia	4	1,636,325.00	1.06
Pennsylvania	3	1,551,413.00	1.01
Minnesota	3	1,528,442.00	0.99
Nevada	4	1,522,711.00	0.99
Alabama	1	1,260,000.00	0.82
Colorado	3	1,122,298.00	0.73
Rhode Island	1	995,646.00	0.65
Washington	2	937,603.00	0.61
South Carolina	1	647,630.00	0.42
Oregon	1	645,930.00	0.42
North Carolina	1	618,812.00	0.40
Utah	1	478,736.00	0.31
Vermont	1	400,000.00	0.26
Maine	1	353,000.00	0.23
Total:	294	$154,077,091.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	165	$88,897,635.00	57.70%
South CA	92	47,165,133.00	30.61
North CA	37	18,014,323.00	11.69
Total:	294	$154,077,091.00	100.00%

Zip Code Concentration	COUNT	UPB	%
90265	1	$2,905,731.00	1.89%
86336	3	2,130,914.00	1.38
02568	1	2,000,000.00	1.30
33139	2	1,992,709.00	1.29
11976	1	1,799,900.00	1.17
Other	286	143,247,836.00	92.97
Total:	294	$154,077,091.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	127	$66,861,529.00	43.39%
Cash Out Refi	115	61,704,678.00	40.05
Rate & Term Refi	52	25,510,883.00	16.56
Total:	294	$154,077,091.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	179	$92,372,412.00	59.95%
Yes	115	61,704,678.00	40.05
Total:	294	$154,077,091.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	222	$116,454,144.00	75.58%
Interest Only	72	37,622,946.00	24.42
Total:	294	$154,077,091.00	100.00%

IO Term	COUNT	UPB	%
0	222	$116,454,144.00	75.58%
60	4	1,798,200.00	1.17
120	68	35,824,746.00	23.25
Total:	294	$154,077,091.00	100.00%

Document Type	COUNT	UPB	%
Full	77	$40,282,483.00	26.14%
Stated Doc	52	28,342,902.00	18.40
Reduced	37	19,220,786.00	12.47
Stated Income Full Asset	38	18,888,836.00	12.26
No Ratio	32	15,973,800.00	10.37
No Doc	20	11,409,758.00	7.41
No Income No Asset	15	7,967,835.00	5.17
Streamline	10	4,355,189.00	2.83
Alternate	8	3,888,943.00	2.52
No Income Verified	3	1,592,230.00	1.03
Limited Income & Asset	1	1,157,055.00	0.75
Employment Verification Only	1	997,273.00	0.65
Total:	294	$154,077,091.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Nov 4, 2004 13:40	Page 3 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV; '; '; '; High

Property Type	COUNT	UPB	%
Single Family	227	$117,337,409.00	76.16%
Pud	21	11,098,129.00	7.20
Low Rise Condo (2-4 floors)	10	5,740,321.00	3.73
Two Family	11	5,650,159.00	3.67
Pud Detached	10	5,563,626.00	3.61
High Rise Condo (gt 8 floors)	6	4,065,847.00	2.64
Pud Attached	4	1,784,539.00	1.16
Four Family	1	938,922.00	0.61
Condomimium	2	918,031.00	0.60
Coop	1	596,232.00	0.39
Single Family Attached	1	383,875.00	0.25
Total:	294	$154,077,091.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	258	$129,952,915.00	84.34%
Second Home	21	14,590,158.00	9.47
Investor Occupied	15	9,534,017.00	6.19
Total:	294	$154,077,091.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	265	$133,021,186.00	86.33%
6.000	1	702,774.00	0.46
12.000	4	3,149,900.00	2.04
24.000	6	2,964,803.00	1.92
36.000	5	2,253,483.00	1.46
60.000	13	11,984,945.00	7.78
Total:	294	$154,077,091.00	100.00%
wa Term: 5.928

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	294	$154,077,091.00	100.00%
Total:	294	$154,077,091.00	100.00%

Lien Position	COUNT	UPB	%
1	294	$154,077,091.00	100.00%
Total:	294	$154,077,091.00	100.00%

Mortgage Ins.	COUNT	UPB	%
AMIC	1	$370,157.00	0.24%
Amerin	5	2,228,965.00	1.45
MGIC	6	2,385,341.00	1.55
PMI Mortgage Insurance	3	1,250,740.00	0.81
Republic Mortgage Insurance	1	331,146.00	0.21
LTV <=80	278	147,510,742.00	95.74
Total:	294	$154,077,091.00	100.00%
% LTV > 80 NO MI: 0.00%

Originator	COUNT	UPB	%
Alliance Bancorp	4	$2,742,273.00	1.78%
Alliance Mortgage Company	2	851,768.00	0.55
American Gold Mortgage Corp.	1	598,886.00	0.39
American Unified	1	450,000.00	0.29
Cendant Mortgage	9	5,098,632.00	3.31
Countrywide Home Loans	5	2,193,234.00	1.42
Crescent Mortgage Company	1	1,260,000.00	0.82
Downey Savings	7	3,289,403.00	2.13
E-Loan	10	4,422,050.00	2.87
E-TRADE Bank	4	2,064,718.00	1.34
First Magnus	48	20,524,491.00	13.32
First Saving	6	3,395,870.00	2.20
Greenlight	1	329,372.00	0.21
Greenpoint Mortgage Corporation	37	19,838,180.00	12.88
Home Wide Lending Corp	1	888,177.00	0.58
Homestar	1	537,533.00	0.35
Integrity Home Funding	1	550,000.00	0.36
JLM	1	398,947.00	0.26
Luxury Mortgage	1	1,358,507.00	0.88
Mega Capital	1	389,630.00	0.25
Meridian Residential Capital	2	1,998,132.00	1.30
Metrociti LLC	3	3,057,550.00	1.98
Mid-America	1	598,403.00	0.39
Nat City Mortgage	1	791,339.00	0.51
Nexstar	1	1,098,114.00	0.71
Nomura Conduit	81	40,171,495.00	26.07
Prism Mortgage/RBC Mortgage	1	1,157,055.00	0.75
Professional Mortgage Corp	5	2,608,078.00	1.69
Provident Bank	5	2,258,929.00	1.47
Sierra Pacific	26	12,304,975.00	7.99
Skyline Financial	1	998,273.00	0.65
Virtual Bank	7	7,540,855.00	4.89
Wall Street Bankers	2	1,093,011.00	0.71
Washington Mutual	5	2,423,199.00	1.57
Weichert	2	760,570.00	0.49
Wells Fargo Home Mortgage, Inc.	6	2,685,442.00	1.74
EQN	3	1,350,000.00	0.88
Total:	294	$154,077,091.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas	Nov 4, 2004 13:40	Page 4 of 4